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                                                                   Exhibit 99.5


                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of CIT Group Inc. (Del)

    In our opinion, the accompanying balance sheet presents fairly, in all material respects, the financial position of CIT Group Inc. (Del) at September 30, 2001, in conformity with accounting principles generally accepted in the United States of America. This financial statement is the responsibility of the Company's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this statement in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit of the balance sheet provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
May 9, 2002

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                              CIT GROUP INC. (DEL)
                                 BALANCE SHEETS
                                ($ IN THOUSANDS)

                                                               MARCH 31,    SEPTEMBER 30,
                                                                 2002            2001
                                                              -----------   --------------
                                                              (UNAUDITED)
                                          ASSETS
Intercompany receivable from parent.........................    $    --          $ --
                                                                -------          ----
Total assets................................................    $    --          $ --
                                                                =======          ====

                           LIABILITIES AND SHAREHOLDER'S EQUITY
Total liabilities...........................................    $    --          $ --
Shareholder's equity:
  Parent company investment.................................         --            --
  Accumulated deficit.......................................         --            --
                                                                -------          ----
Total shareholder's equity..................................         --            --
                                                                -------          ----
Total liabilities and shareholder's equity..................    $    --          $ --
                                                                =======          ====

                       See Notes to Financial Statement.

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                              CIT GROUP INC. (DEL)
                          NOTES TO FINANCIAL STATEMENT

NOTE 1--THE COMPANY

    CIT Group Inc. (Del) was incorporated on March 12, 2001 as a Delaware holding company and wholly-owned subsidiary of Tyco International Ltd. ("Tyco" or "Parent").

NOTE 2--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    BASIS OF PRESENTATION--The balance sheet has been prepared in accordance with accounting principles generally accepted in the United States of America. A separate income statement, statement of changes in shareholder's equity, and statement of cash flows have not been presented in the financial statements as the activities of this entity are nominal (less than $500).

NOTE 3--SUBSEQUENT EVENTS

    On June 1, 2001, CIT Group, Inc. (a Nevada company) was acquired by a wholly-owned subsidiary of Tyco in a purchase business combination. On
April 25, 2002, CIT Group Inc. (Del) filed a registration statement on Form S-1 for an initial public offering of its common stock. In connection with the proposed initial public offering of CIT Group Inc. (Del), CIT Group Inc. (Nevada) and Tyco Capital Holding, Inc. will be merged and that combined entity will further merge into CIT Group Inc. (Del).

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